                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                --------------------

                                       FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 3, 2002

                          Commission File Number 1-7884

                               MESA ROYALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        NEW YORK                                               74-6284806
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                          Identification No.)


JPMORGAN CHASE BANK, TRUSTEE                                      78701
INSTITUTIONAL TRUST DIVISION                                    (Zip Code)
          700 LAVACA
         AUSTIN, TEXAS
(Address of principal executive
         offices)


                         TELEPHONE NUMBER (512) 479-2562
               (Registrant's telephone number, including area code)

ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 3, 2002, Mesa Royalty Trust (the "Trust") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Trust's independent accountants. The Trust has engaged KPMG LLP ("KPMG") as its new independent accountants effective immediately. The decision to change the Trust's independent accountants was recommended by the [WORKING INTEREST OWNERS/TRUSTEE] of the Trust.

(b) Arthur Andersen's reports on the Trust's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(c) During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

(d) During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to
Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a)(1)(v)(A) - (D) of
Item 304 of Regulation S-K.

     The Trust provided Arthur Andersen with a copy of the foregoing disclosures. While the Trust received no information from Arthur Andersen that Arthur Andersen has a basis for disagreement with such statements, the Trust has been informed that, in light of recent developments at Arthur Andersen, Arthur Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrants certifying accountants.

(e) EFFECTIVE JULY 3, 2002 the Trust engaged KPMG as its independent accountants. During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, neither the Trust nor anyone on its behalf consulted KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's consolidated financial statements, nor has KPMG provided to the Trust a written report or oral advice regarding such principles or audit opinion.

(f) The Trust has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen dated July 3, 2002 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit No. and Description of Exhibit

     The letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K will be filed by amendment to this Form 8-K when and if provided to us by Arthur Andersen LLP.

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MESA ROYALTY TRUST

                                       By: JPMORGAN CHASE BANK, TRUSTEE


                                       By: /s/ MIKE ULRICH
                                          -------------------------------------
                                          Mike Ulrich
                                          Senior Vice President & Trust Officer



Dated:  July 3, 2002





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